Virtus Newfleet Multi-Sector Short Term Bond Fund,

a series of Virtus Opportunities Trust

Supplement dated March 1, 2019 to the Prospectuses and

Statement of Additional Information (“SAI”) dated January 28, 2019, as supplemented

Important Notice to Investors

Effective on April 30, 2019 (the “Closing Date”), Class C Shares of the Virtus Newfleet Multi-Sector Short Term Bond Fund (the “Fund”) will no longer be available for purchase by new or existing shareholders, except by existing shareholders through Reinvestment Transactions (as defined below). Shareholders who own Class C Shares of the Fund as of the Closing Date may continue to hold such shares until they convert to Class A Shares under the existing conversion schedule, as described in the Fund’s prospectus, or may exchange them for Class C Shares of another Virtus Mutual Fund as permitted by existing exchange privileges. All other Class C Share characteristics, including, but not limited to, 12b-1 plan fees, shareholder service fees, and conversion features will remain unchanged.

On and after the Closing Date, the Fund will only offer Class C Shares to existing shareholders through reinvestment of dividends and/or capital gain distributions (“Reinvestment Transactions”).

Any initial or additional purchase requests for the Fund’s Class C Shares received on or after the Closing Date will be rejected (other than through a Reinvestment Transaction).

Shareholders of Class C Shares of the Fund with systematic investment plans involving investments in Class C Shares of the Fund will no longer be able to make automatic investments into Class C Shares of the Fund on or after the Closing Date. Shareholders who do not want their automatic investments to be discontinued must provide alternative investment instructions prior to the Closing Date. Such investment instructions may include investments into another class of the Fund, Class C Shares of another Virtus Mutual Fund, or another class of another Virtus Mutual Fund.

On and after the Closing Date, shareholders who own Class C Shares of the Fund may purchase Class A Shares or Class C1 Shares of the Fund without regard to the normal initial investment minimum for such shares. Such purchases will be subject to any applicable sales charges. For purposes of determining any applicable sales load, the value of an investor’s account will be deemed to include the value of all applicable shares in eligible accounts, including a Class C Share account. For additional information see “What arrangement is best for you?” in the Fund’s prospectus. Investors should also consult their financial advisors for more information regarding Class A Shares and Class C1 Shares of the Fund.

Effective on the Closing Date, the Fund’s Prospectuses are revised by eliminating all references to the ability to purchase Class C Shares of the Fund, except by existing investors through Reinvestment Transactions. Additionally, in the Fund’s Statutory Prospectus under “Step 1” in the section “Your Account,” the second bullet in the description of minimum initial investments is amended to add the following sentence: “Additionally, shareholders who own Class C Shares of Virtus Newfleet Multi-Sector Short Term Bond Fund may purchase Class A Shares or Class C1 Shares of the Fund without regard to the minimum initial investment requirements.”

Investors should retain this supplement with the Prospectuses and/or SAI for future reference.

VOT 8020 MSSTB CloseCShares (03/19)